EMPIRE HOME LOAN OWNER TRUST 1998-1

PAINEWEBBER INCORPORATED
PRELIMINARY BACKGROUND INFORMATION
EMPIRE HOME LOAN OWNER TRUST 1998-1

DISCLAIMER

The information included herein is produced and provided exclusively by PaineWebber Incorporated ("PW") as underwriter for the Empire Funding Home Loan Owner Trust 1998-1, and not by or as agent for Empire Funding Corp. or any of its affiliates (collectively, the "Transferor"). The Transferor has not prepared, reviewed or participated in the preparation hereof, is not responsible for the accuracy hereof and has not authorized the dissemination hereof. The analysis in this report is accurate to the best of PW's knowledge and is based on information provided by the Transferor. PW makes no representations as to the accuracy of such information provided by the Transferor. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission.

All opinions and conclusions in this report reflect PW's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PW does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PW (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PW may make a market in the securities referred to herein. Neither the information nor the opinions expressed shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. Finally, PW has not addressed the legal, accounting and tax implications of the analysis with respect to you and PW strongly urges you to seek advice from your counsel, accountant and tax advisor.

EMPIRE HOME LOAN OWNER TRUST 1998-1


DESCRIPTION OF STATISTICAL POOL OF MORTGAGE LOANS AS OF THE CUT-OFF DATE


Set forth below is certain statistical information regarding characteristics of the Initial Loans expected to be included in the pool. Prior to the Closing Date, the Transferor may remove any of the Initial Loans intended for inclusion in the pool, substitute comparable loans therefor, or add comparable loans thereto; provided, however, that the aggregate principal balance of Initial Loans so removed, replaced, or added will not exceed 15% of the Original Pool Principal Balance. As a result, the statistical information presented below regarding the characteristics of the Initial Loans expected to be included in the pool may vary in certain respects from comparable information based on the actual composition of the pool at the Closing Date.

POOL LEVEL DETAIL:

Number of Loans:                                           4,482
Current Balance:                                    $171,538,697
Average Balance:                                         $38,273
Minimum Balance:                                          $7,452
Maximum Balance:                                         $74,929
WA Coupon:                                                13.80%
WA Original Term:                                            194
WA Seasoning:                                                  7
WA Remaining Term:                                           187
Original Comb. Loan-To-Value:                            119.17%
WA FICO:                                                     677
WA Debt-to-Income:                                        37.84%

Note: All of the above summary information ignores ZERO values, the weighted averages may not reflect all loans in the pool.

EMPIRE HOME LOAN OWNER TRUST 1998-1


PRICING INFORMATION  (to 10% Call) (a)


                                                                        Est.
               Approx.                          Est.       First        Prin.                        Expected
                Size                             WAL        Pay        Window       Stated            Ratings
 Class         (000's)            Coupon        (Yrs)      (Yrs)        (Yrs)      Maturity     Moody's/Fitch/Duff
 -----         -------            ------        -----      -----        -----      --------     ------------------

 A-1          $57,530,000      Float (b, c)      0.75       0.08        1.42       09/25/06         Aaa/AAA/AAA
 A-2          $36,928,000      Fixed (c)         2.00       1.42        1.25       03/25/09         Aaa/AAA/AAA
 A-3          $23,094,000      Fixed (c)         3.00       2.58        0.92       06/25/10         Aaa/AAA/AAA
 A-4          $31,843,000      Fixed (c)         5.00       3.42        4.17       12/25/12         Aaa/AAA/AAA
 A-5          $18,501,075      Fixed (c)         9.47       7.50        2.83       05/25/19         Aaa/AAA/AAA
 M-1          $20,193,700      Fixed (c)         7.14       3.75        6.58       05/25/19          Aa2/AA/AA
 M-2          $18,462,800      Fixed (c)         7.14       3.75        6.58       05/25/19           A2/A/A
 B-1          $16,154,950      Fixed (c)         7.14       3.75        6.58       05/25/19        Baa2/BBB/BBB
 B-2           $8,077,475      Not Offered Publicly

Notes:    (a)  100% Prepayment Assumption:  0% CPR in month 1, ramping up to 16%
               in month 15. On and after  month 15,  16% CPR.

          (b) The lesser of (i) One-Month LIBOR plus 0.__ % and (ii) the weighted average Coupon Rate of the Loans, less [1.008]% per annum.

          (c) Coupon will be increased by [0.50%] for each payment after the Initial Call Date.

EMPIRE HOME LOAN OWNER TRUST 1998-1


PRICING INFORMATION

Pricing Speed:                0% CPR, increasing to 16% over 15 months

Pricing to Call:              The Notes  will be priced to the 10% Call.  In the
                              event that the Notes are not called  when the Pool
                              Principal  Balance first reaches 10% of the sum of
                              the  Original  Pool  Principal   Balance  and  the
                              Original Pre-Funding Amount, each of the coupons on the Notes will be increased by 0.50%

Settlement Date:              On or about February [26], 1998

Payment Date:                 The 25th of each  month  or,  if such day is not a
                              Business Day, the next succeeding Business Day, commencing in March 1998.

Payment Delay:                With the  exception  of the  Class A-1  Notes,  24
                              Days. With respect to the Class A-1 Notes, 0 days.

Cut-Off Date:                 The close of business on January 31, 1998.

EMPIRE HOME LOAN OWNER TRUST 1998-1

DESCRIPTION OF SECURITIES

Title of Securities:          Empire  Funding  Home  Loan  Asset  Backed  Notes,
                              Series 1998-1

Issuer:                       Empire Funding Home Loan Owners Trust 1998-1

Transferor/Servicer:          Empire Funding Corp.

Indenture Trustee
and Grantor Trustee:          U.S. Bank National Association, d/b/a
                              First Bank National Association

Owner Trustee:                Wilmington Trust Company

Underwriter:                  PaineWebber Incorporated

Depositor:                    PaineWebber Mortgage Acceptance Corporation IV

Offered Securities:           Class A-1 through A-5 Notes (the "Senior  Notes"),
                              Class  M-1 and Class  M-2  Notes  (the  "Mezzanine
                              Notes")  and  Class  B-1  Notes  (the  "Class  B-1
                              Notes",  and together with the Senior  Notes,  the
                              Mezzanine  Notes,  and the  Class B-2  Notes,  the
                              "Notes").  Only the Senior Notes, Class M-1, Class
                              M-2 and Class B-1 Notes (the "Offered  Notes") are
                              being  offered  pursuant  to the  prospectus.  The
                              Class B-2 Notes are NOT being offered  pursuant to
                              the   prospectus.   The  Issuer  will  also  issue
                              certificates  evidencing the residual  interest in
                              the assets of the Issuer (the  "Residual  Interest
                              Certificates")   which  are  not   being   offered
                              pursuant to the Prospectus.

Denominations:                The Notes are  issueable in minimum  denominations
                              of an original amount of $25,000 and multiples of $1,000 thereafter.

Offering:                     Public   shelf   offering  -  a   prospectus   and
                              prospectus supplement will be distributed after pricing.

Form of Offering:             Book-entry  form,  same-day  funds through DTC for
                              all of the Notes.

Underlying Collateral:        The Notes will be secured,  in part,  by a grantor
                              trust  certificate  which  represents  100% of the
                              beneficial   interest  in  the  assets  of  Empire
                              Funding   Grantor   Trust  1998-1  (the   "Grantor
                              Trust").  The  assets of the  Grantor  Trust  will
                              consist  primarily  of  debt  consolidation,  home
                              improvement,  and other primarily second lien home
                              equity  loans,  with combined loan to value ratios
                              generally  in excess of 100%.  On the Closing Date
                              it is expected  that the loans on deposit with the
                              Grantor Trust (the  "Initial  Loans") will have an
                              approximate unpaid principal balance as of January
                              31,  1998 (the  "Cut-Off  Date") of  approximately
                              $[171.5]  Million (the  "Original  Pool  Principal
                              Balance").  On or prior  to May  [26],  1998,  the
                              Grantor Trust may purchase  additional  loans (the
                              "Subsequent  Loans")  having an  aggregate  unpaid
                              principal   balance   of   approximately   $[57.0]
                              Million.

                              All of the Initial Loans were originated by Preferred Credit Corporation ("Preferred") or acquired from correspondents of Preferred and purchased by Empire from either Paine Webber Real Estate Securities Inc., ("PWRES"), which purchased them from ICI Funding Corporation ("ICI"), or directly from Preferred. It is expected that all of the Subsequent Loans will have been originated or acquired by Preferred. Preferred was recently the subject of certain legal and regulatory actions (the "Actions") in which it was alleged, among other things, that Preferred had not remitted loan proceeds to its borrowers in a timely fashion and that it had improperly charged its borrowers interest on loans from a date prior to the actual disbursement of loan proceeds.

                              Procedures were undertaken in connection with ICI's and/or Empire's acquisition of the Initial Loans that were designed to ensure that such Actions do not affect the Initial Loans in a manner that would give rise to valid claims, defenses or liabilities against an assignee of the Initial Loans. Such procedures included a review of all Initial Loans by independent consultants to verify that certain legal and regulatory requirements were met in connection with the origination of such Loans and that each of the Initial Loans was underwritten in conformity with Preferred's credit underwriting guidelines. In addition, Empire received representations and warranties from ICI and Preferred, and Empire will make a similar representation and warranty in favor of the Issuer and the Noteholders, to the effect that the Initial Loans purchased from them were originated in compliance with all applicable laws and regulations and in accordance with Preferred's credit underwriting guidelines. Similar procedures are expected to be employed, and such representations and warranties are expected to be obtained, in connection with Empire's acquisition of any Subsequent Loans.

                              However, to the extent the procedures performed in such compliance review are inadequate to identify all violations resulting from such Actions that may give rise to valid claims, defenses or liabilities that could be asserted against an assignee of any of the Loans and such Loans are not repurchased by Empire, such Loans may be subject to a right of rescission by the related borrowers and the Issuer may be subject to monetary liability.

Interest Accrual
Period: With the exception of the Class A-1 Notes, interest will accrue on the Notes at a fixed rate during the month prior to the month of the related Payment Date based on a 30/360 year. With respect to the Class A-1 Notes, interest will accrue from and including the preceding Payment Date (or from the Closing Date in the case of the first Payment
                              Date) to and including the day prior to the current Payment Date at the Class A-1 Note
                              Interest Rate on an Actual/360 day basis. The "Class A-1 Note Interest Rate" will be equal to the lesser of (x) with respect to any Payment Date, One-Month LIBOR plus 0._% per annum and (y) the weighted average interest rate on the loans, less [1.008]% per annum (the rate described in this clause (y), the "Available Funds Cap").

Pre-Funding Account:          On the Closing Date, approximately $[57.0] Million
                              (the  "Original   Pre-Funding   Amount")  will  be
                              deposited   in  an   account   (the   "Pre-Funding
                              Account"),  which  account  is in the  name of the
                              Indenture Trustee and is part of the Grantor Trust
                              and  will  be used to  acquire  Subsequent  Loans.
                              During the Pre-Funding  Period (as defined below),
                              the amount on deposit in the  Pre-Funding  Account
                              (net  of   investment   earnings   thereon)   (the
                              "Pre-Funding  Amount")  will  be  reduced  by  the
                              amount thereof used to purchase  Subsequent  Loans
                              in   accordance   with  the  Sale  and   Servicing
                              Agreement.  The "Pre-Funding Period" is the period
                              commencing   on  the   Closing   Date  and  ending
                              generally on the earlier to occur of (i) the date on which the amount on deposit in the Pre-Funding
                              Account  is less  than  $50,000  and (ii) [May 26,
                              1998].

Credit Enhancement:           Credit  enhancement  with  respect to the  Offered
                              Notes will be provided by (1) Excess  Spread,  (2)
                              overcollateralization and (3) the subordination of
                              the  rights of holders  of the  Residual  Interest
                              Certificate,   the   Class   B-2   Notes  and  the
                              lower-rated classes of Notes to receive interest and principal, respectively.

Excess Spread:                The weighted  average  coupon rate on the loans is
                              generally  expected  to be higher  than the sum of
                              (a) the servicing fee, (b) trustee fees, and (c) the weighted average pass through rate on the Notes, thus generating excess interest collections which will be available to fund payments and distributions on the Notes on each Payment Date.

Overcollateralization:        As   of   any   date   of    determination,    the
                              Overcollateralization   Amount   will   equal  the
                              excess,  if any, of the sum of the Pool  Principal
                              Balance  and  the  Pre-Funding   Amount  over  the
                              aggregate of the Class  Principal  Balances of the
                              Notes.  As a result of the  application  of Excess
                              Spread,   to  the   extent   available,   to  make
                              accelerated  payments  of  principal  to the Notes
                              then  entitled to receive  payments of  principal,
                              the  Overcollateralization  Amount is  expected to
                              increase  over time until such  amount is equal to
                              the Overcollateralization  Target Amount. Prior to
                              the  Stepdown  Date,   the   Overcollateralization
                              Target  Amount  will  equal  the  greater  of  (a)
                              [3.50%] of the Original Pool Principal Balance and
                              (b) the Net Delinquency Calculation Amount. On and
                              after the Stepdown Date, the Overcollateralization
                              Target Amount equals the greater of (a) [7.00%] of
                              the Pool  Principal  Balance  as of the end of the
                              related  Due  Period  and (b) the Net  Delinquency
                              Calculation   Amount.  The   Overcollateralization
                              Target Amount will not in any event be less than [0.50%] of the sum of the Original Pool Principal
                              Balance and the Original  Pre-Funding  Amount (the
                              "Overcollateralization Floor") or greater than the outstanding Class Principal Balances of the Notes.

Undercollateralization:       On  the  Closing  Date,  the  aggregate  principal
                              balance  of the Notes  will  exceed the sum of the
                              Initial  Pool  Principal  Balance and the Original
                              Pre-Funding   Amount  by  approximately   1%.  The
                              application  of Excess  Spread,  if available,  to
                              reduce  the  principal  balance  of the  Notes  is
                              intended      first     to     eliminate      such
                              undercollateralization and then to create the overcollateralization described in the preceding paragraph.

Subordination:                The  rights  of the  Class  M-1  Notes to  receive
                              payments of interest on each  Payment Date will be
                              subordinate  to those  of the  Senior  Notes,  the
                              rights of the Class M-2 Notes to receive  payments
                              of   interest  on  each   Payment   Date  will  be
                              subordinate to those of the Senior Notes and the Class M-1 Notes, the rights of the Class B-1 Notes to receive payments of interest on each Payment
                              Date will be  subordinate  to those of the  Senior
                              Notes and Mezzanine Notes, the rights of the Class
                              B-2 Notes to receive payments of interest on each Payment Date will be subordinate to those of the Offered Notes, and the rights of the Residual
                              Interest Certificate to receive payments on each Payment Date will be subordinate to those of the Notes.

                              The rights of the Class M-1 Notes to receive payments of principal on each Payment Date will be subordinate to those of the Senior Notes, the rights of the Class M-2 Notes to receive payments of principal on each Payment Date will be subordinate to those of the Senior Notes and the Class M-1 Notes, the rights of the Class B-1 Notes to receive payments of principal on each Payment Date will be subordinate to those of the Senior Notes and Mezzanine Notes, the rights of the Class B-2 Notes to receive payments of principal on each Payment Date will be subordinate to those of the Offered Notes, and the rights of the Residual Interest Certificate to receive payments on each Payment Date will be subordinate to those of the Notes.

Net Delinquency
Calculation Amount:           With respect to any Payment Date,  the excess,  if
                              any, of (x) the product of [1.5] and the Six Month
                              Rolling Delinquency Average over (y) the aggregate
                              amounts of Excess  Spread for the three  preceding
                              Payment  Dates.  The Net  Delinquency  Calculation
                              Amount may be removed  after the  Closing  Date if
                              the Rating  Agencies no longer  require it.  After
                              such event the Net Delinquency  Calculation Amount
                              will  be  deemed   to  be  zero  for  all   future
                              calculations.

Stepdown Date:                The  Stepdown  Date means the first  Payment  Date
                              occurring after February 25, 2001 as to which: (1)
                              the Pool Principal Balance has been reduced to 50%
                              of the sum of the Original Pool Principal  Balance
                              and the Original  Pre-Funding  Amount; (2) the Net
                              Delinquency   Calculation   Amount  is  less  than
                              [3.50]% of the sum of the Original Pool  Principal
                              Balance and the Original  Pre-Funding  Amount; and
                              (3) the aggregate Class  Principal  Balance of the
                              Senior  Notes  will be able to be  reduced  to the
                              excess of (i) the Pool Principal Balance as of the
                              preceding Determination Date over (ii) the greater
                              of  (a)  the  sum  of (1)  [55.045]%  of the  Pool
                              Principal    Balance    as   of   the    preceding
                              Determination      Date      and      (2)      the
                              Overcollateralization   Target   Amount  for  such
                              Payment Date and (b) [0.50%] of the sum of the Original Pool Principal Balance and the Original
                              Pre-Funding Amount.

Summary of Subordination & Overcollateralization Target Amounts:

                             Initial               Before             After                After
                             Expected             Stepdown          Stepdown             Stepdown
                            Subord.(a)         O/C Target (b)    Exp. Subord.(c)      O/C Target (d)
                            ----------         --------------    ---------------      --------------

Senior Notes                  27.25%               3.50%            55.045%                7.00%
Class M-1 Notes               18.50%               3.50%            37.370%                7.00%
Class M-2 Notes               10.50%               3.50%            21.210%                7.00%
Class B-1 Notes                3.50%               3.50%             7.070%                7.00%

(a)  The initial amount of subordination for each class as of the Closing Date.

(b)  The Overcollateralization Target Amount prior to the Stepdown Date.

(c) The expected subordination for each class (as a percentage of the collateral) on the Stepdown Date (double the Initial Expected Subordination times 1.01).

(d) The Overcollateralization Target Amount on and after the Stepdown Date as a percentage of the current collateral balance, but at no time less than the Overcollateralization Floor.

Payment and Distribution
Priorities:

                              (1) interest to the holders of the Senior Notes;

                              (2)  interest  to the  holders  of the  Class  M-1
                              Notes;

                              (3)  interest  to the  holders  of the  Class  M-2
                              Notes;

                              (4)  interest  to the  holders  of the  Class  B-1
                              Notes;

                              (5) interest to the holders of the B-2 Notes;

                              (6) sequentially to pay principal to the holders of the Class A-1, Class A-2, Class A-3, Class A-4, and Class A-5 Notes, in that order until the respective Class Principal Balances thereof are reduced to zero, the amount necessary to reduce the aggregate Class Principal Balance of the Senior Notes to the Senior Optimal Principal Balance; provided, however, that on each Payment Date occurring on or after any reduction of the Mezzanine Notes and the Class B-1 and Class B-2 Notes to zero through the application of Allocable Loss Amounts, distributions shall be made among the remaining Senior Notes pro rata and not sequentially.

                              (7) sequentially, to pay principal to the holders of the Class M-1 and the Class M-2 Notes, in that order, until the Class Principal Balances thereof are reduced to the Class M-1 Optimal Principal Balance and Class M-2 Optimal Principal Balance, respectively.

                              (8) sequentially, to the holders of the Class B-1 and the Class B-2 Notes, in that order, until the Class Principal Balances thereof are reduced to the Class B-1 Optimal Principal Balance and Class B-2 Optimal Principal Balance, respectively.

                              (9) sequentially to the Class M-1 Notes and the Class M-2 Notes, in that order, until their respective Loss Reimbursement Deficiencies, if any, have been paid in full;

                              (10) to the Class B-1 Notes and the Class B-2 Notes, in that order, until their respective applicable Loss Reimbursement Deficiencies, if any, have been paid in full; and

                              (11) any remaining amounts to the holders of the Residual Interest Certificates.

Application of Allocable
Loss Amounts:                 In the event  that on any  Payment  Date after the
                              Undercollateralization  Amount has been reduced to
                              zero  (a) the  aggregate  of the  Class  Principal
                              balances  of all  Classes of Notes on any  Payment
                              Date (after  giving effect to all payments on such
                              date)  exceeds  (b) the sum of the Pool  Principal
                              Balance and the Pre-Funding Amount, each as of the
                              end of the immediately  preceding Due Period (such
                              excess,   an  "Allocable   Loss   Amount"),   such
                              Allocable    Loss    Amount   will   be   applied,
                              sequentially,  in reduction of the Class Principal
                              Balances  of the  Class B-2  Notes,  the Class B-1
                              Notes,  the  Class  M-2  Notes  and the  Class M-1
                              Notes, in that order,  until the respective  Class
                              Principal  Balances  thereof  have been reduced to
                              zero.  On each  Payment  Date prior to the Payment
                              Date on which the  Initial  Undercollateralization
                              Amount is  reduced  to zero,  the  Allocable  Loss
                              Amount will be zero.  Allocable  Loss Amounts will
                              not be applied in reduction of the Class Principal
                              Balance  of any Class of Senior  Notes.  Allocable
                              Loss Amounts  applied to any  applicable  Class of
                              Offered   Notes   will   entitle   such  Class  to
                              reimbursement    (such   entitlement,    a   "Loss
                              Reimbursement Deficiency") in accordance with the payment priorities specified herein until the earlier of (x) the payment in full of such amount, and (y) the applicable Maturity Date.

Optional Termination:         The holders of an aggregate percentage interest in
                              the Residual  Interest  Certificates  in excess of
                              50%  may,  at  their   option,   effect  an  early
                              termination  of the Trust on or after any  Payment
                              Date on which the Pool Principal Balance declines to 10% or less of the sum of the Original Pool
                              Principal  Balance  and the  Original  Pre-Funding
                              Amount, by purchasing all of the Loans at a price equal to or greater than the Termination Price.

Servicing/Other Fees:         The   collateral   is  subject  to  certain  fees,
                              including a servicing fee of [1.00]% per annum payable monthly, and trustee fees.

Advancing by Servicer:        There  is  no  required  advancing  of  delinquent
                              principal or interest by the Servicer or Trustees.

Tax Considerations:           The  Trust  will be an owner  trust.  The  Offered
                              Notes will be characterized as debt for federal income tax purposes.

ERISA
Considerations:               In  general,  the  Offered  Notes  will  be  ERISA
                              eligible    provided   certain    conditions   are
                              satisfied. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of the Plan's acquisition and ownership of such notes.

SMMEA
Eligibility:                  NONE of the Notes will be SMMEA-eligible.

Prospectus:                   The Offered Notes are being offered  pursuant to a
                              Prospectus which includes a Prospectus  Supplement
                              (together, the "Prospectus"). Complete information
                              with   respect  to  the  Offered   Notes  and  the
                              collateral is contained in the Prospectus. The material presented herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered
                              Notes may not be consummated unless the purchaser has received the Prospectus.

EMPIRE HOME LOAN OWNER TRUST 1998-1

DESCRIPTION OF INITIAL LOANS AS OF THE CUT-OFF DATE


Aggregate Field          Description    Count         Balance          Pool %
---------------          -----------    -----         -------          ------
State                 Alabama                1              48,958       0.03
                      Alaska                57           2,591,992       1.51
                      Arizona              107           4,237,544       2.47
                      Arkansas              60           2,088,161       1.22
                      California           941          38,484,728      22.44
                      Colorado              98           3,778,864       2.20
                      Connecticut           89           3,931,574       2.29
                      Delaware              14             564,372       0.33
                      Florida              374          13,839,778       8.07
                      Georgia              191           6,988,468       4.07
                      Hawaii                24             955,222       0.56
                      Idaho                 75           2,752,958       1.60
                      Illinois              33           1,258,709       0.73
                      Indiana              209           7,669,791       4.47
                      Iowa                 100           3,668,125       2.14
                      Kansas               148           5,092,860       2.97
                      Kentucky              54           2,093,259       1.22
                      Louisiana             35           1,354,315       0.79
                      Maine                  1              23,731       0.01
                      Maryland              25           1,103,308       0.64
                      Michigan              58           2,297,842       1.34
                      Minnesota            173           6,188,615       3.61
                      Mississippi           16             530,097       0.31
                      Missouri             170           6,338,120       3.69
                      Montana               37           1,376,166       0.80
                      Nebraska             110           4,087,518       2.38
                      Nevada                68           2,778,044       1.62
                      New Mexico            36           1,280,415       0.75
                      New York               7             267,366       0.16
                      North Carolina       110           4,094,837       2.39
                      North Dakota          18             565,119       0.33
                      Ohio                 282          10,319,541       6.02
                      Oklahoma             154           5,427,637       3.16
                      Oregon                53           2,322,070       1.35
                      Pennsylvania           2              54,353       0.03
                      Rhode Island           4             134,202       0.08
                      South Carolina       105           4,221,422       2.46
                      South Dakota          27             953,266       0.56
                      Tennessee             57           1,942,395       1.13
                      Texas                  3             104,343       0.06
                      Utah                  31           1,389,512       0.81
                      Vermont                1              22,593       0.01
                      Virginia              50           1,665,934       0.97
                      Washington           155           6,275,352       3.66
                      Wisconsin             74           2,673,193       1.56
                      Wyoming               45           1,702,030       0.99
                                         -----        ------------     ------
                                         4,482        $171,538,697     100.00%


Aggregate Field                Description            Count         Balance          Pool %
---------------                -----------            -----         -------          ------

Current Balance        $10,000 or less                     6              56,477       0.03
                       $10,000.01 - $20,000              330           5,544,841       3.23
                       $20,000.01 - $30,000            1,040          26,997,960      15.74
                       $30,000.01 - $40,000            1,329          47,025,951      27.41
                       $40,000.01 - $50,000              997          45,895,057      26.75
                       $50,000.01 - $60,000              494          26,877,908      15.67
                       $60,000.01 - $70,000              204          13,079,809       7.63
                       $70,000.01 - $80,000               82           6,060,694       3.53
                                                       -----        ------------     ------
                                                       4,482        $171,538,697     100.00%


Aggregate Field                Description            Count         Balance          Pool %
---------------                -----------            -----         -------          ------

Current Rate                  10.501% - 11.000%           17             761,018       0.44
                              11.001% - 11.500%           18             785,298       0.46
                              11.501% - 12.000%          277          11,826,781       6.89
                              12.001% - 12.500%          284          11,726,303       6.84
                              12.501% - 13.000%          695          29,003,476      16.91
                              13.001% - 13.500%          345          14,117,388       8.23
                              13.501% - 14.000%        1,376          52,068,482      30.35
                              14.001% - 14.500%          385          15,120,213       8.81
                              14.501% - 15.000%          548          18,853,717      10.99
                              15.001% - 15.500%          251           8,282,317       4.83
                              15.501% - 16.000%          156           4,961,264       2.89
                              16.001% - 16.500%           58           1,904,934       1.11
                              16.501% - 17.000%           43           1,289,476       0.75
                              17.001% - 17.500%           16             460,066       0.27
                              17.501% - 18.000%           13             377,965       0.22
                                                       -----        ------------     ------
                                                       4,482        $171,538,697     100.00%



Aggregate Field                Description            Count         Balance          Pool %
---------------                -----------            -----         -------          ------

Lien Type                   First Lien                    13             538,952       0.31
                            Second Lien                4,469         170,999,745      99.69
                                                       -----        ------------     ------
                                                       4,482        $171,538,697     100.00%


Aggregate Field                Description            Count         Balance          Pool %
---------------                -----------            -----         -------          ------

Orig. Combined LTV        30.01% to      35.00%            1              31,763       0.02
                          40.01% to      45.00%            1              39,763       0.02
                          50.01% to      55.00%            1              19,814       0.01
                          60.01% to      65.00%            1              21,783       0.01
                          65.01% to      70.00%            2              81,742       0.05
                          75.01% to      80.00%            1              49,630       0.03
                          80.01% to      85.00%            6             219,074       0.13
                          85.01% to      90.00%           11             305,746       0.18
                          90.01% to      95.00%           10             267,003       0.16
                          95.01% to     100.00%           22             627,041       0.37
                         100.01% to     105.00%          271           8,910,329       5.19
                         105.01% to     110.00%          345          11,629,095       6.78
                         110.01% to     115.00%          543          19,191,500      11.19
                         115.01% to     120.00%          705          28,328,519      16.51
                         120.01% to     125.00%        2,562         101,815,895      59.35
                                                       -----        ------------     ------
                                                       4,482        $171,538,697     100.00%


Aggregate Field                Description            Count         Balance          Pool %
---------------                -----------            -----         -------          ------

Original Term                   31 -   60                 11             289,787       0.17
                                61 -   90                  7             202,499       0.12
                                91 -  120                 68           2,134,305       1.24
                               121 -  150                  5             112,277       0.07
                               151 -  180              3,347         124,638,736      72.66
                               181 -  210                  1              34,765       0.02
                               211 -  240              1,043          44,126,329      25.72
                                                       -----        ------------     ------
                                                       4,482        $171,538,697     100.00%



Aggregate Field                Description            Count         Balance          Pool %
---------------                -----------            -----         -------          ------

Seasoning                    1 - 3                       228           8,640,694       5.04
                             4 - 6                     1,783          71,491,379      41.68
                             7 - 9                     1,930          72,214,244      42.10
                            10 or greater                541          19,192,380      11.19
                                                       -----        ------------     ------
                                                       4,482        $171,538,697     100.00%




Aggregate Field                Description            Count         Balance          Pool %
---------------                -----------            -----         -------          ------

Remaining Term                  31 -   60                 11             289,787       0.17
                                61 -   90                  9             270,550       0.16
                                91 -  120                 66           2,066,254       1.20
                               121 -  150                  5             112,277       0.07
                               151 -  180              3,347         124,638,736      72.66
                               181 -  210                  1              34,765       0.02
                               211 -  240              1,043          44,126,329      25.72
                                                       -----        ------------     ------
                                                       4,482        $171,538,697    100.00%


Aggregate Field                Description            Count         Balance          Pool %
---------------                -----------            -----         -------          ------

Credit Risk                     620 to 639               667          20,972,618      12.23
                                640 to 659               995          35,085,815      20.45
                                660 to 679               956          37,865,829      22.07
                                680 to 699               799          33,095,682      19.29
                                700 to 719               611          26,366,311      15.37
                                720 to 739               274          11,192,849       6.53
                                740 to 759               116           4,523,671       2.64
                                760 to 779                55           1,955,286       1.14
                                780 to 799                 8             442,801       0.26
                                800 to 819                 1              37,834       0.02
                                                       -----        ------------     ------
                                                       4,482        $171,538,697     100.00%


Aggregate Field                Description            Count         Balance          Pool %
---------------                -----------            -----         -------          ------

Debt to Income Ratio           20.00 or less              77           2,697,026       1.57
                               20.01 to 25.00            236           7,957,528       4.64
                               25.01 to 30.00            509          18,207,546      10.61
                               30.01 to 35.00            852          31,436,137      18.33
                               35.01 to 40.00          1,208          45,026,176      26.25
                               40.01 to 45.00          1,025          41,305,240      24.08
                               45.01 to 50.00            568          24,665,593      14.38
                             Greater than 50.00            7             243,452       0.14
                                                       -----        ------------     ------
                                                       4,482        $171,538,697     100.00%

EMPIRE HOME LOAN OWNER TRUST 1998-1

THE FOLLOWING TABLES RUN TO CALL:


CLASS A-1                  0%           50%          75%          100%         125%         150%
------------              -----        -----        -----        -----         -----        ----
AVG LIFE                   3.27         1.14         0.89          0.75         0.66         0.59
FIRST PAY                 03/98        03/98        03/98         03/98        03/98        03/98
LAST PAY                  10/04        07/00        12/99         07/99        05/99        03/99
WINDOW (YEARS)             6.67         2.42         1.83          1.42         1.25         1.08


CLASS A-2                  0%           50%          75%          100%         125%         150%
------------              -----        -----        -----        -----         -----        ----
AVG LIFE                  8.16         3.37         2.51          2.00         1.67         1.43
YIELD @ 100.000           6.20%        6.13%        6.09%         6.04%        6.00%        5.96%
DURATION                  6.23         2.95         2.26          1.83         1.54         1.34
FIRST PAY                10/04        07/00        12/99         07/99        05/99        03/99
LAST PAY                 08/07        06/02        05/01         09/00        04/00        12/99
WINDOW (YEARS)            2.92         2.00         1.50          1.25         1.00         0.83


CLASS A-3                  0%           50%          75%          100%         125%         150%
------------              -----        -----        -----        -----         -----        ----
AVG LIFE                 10.14         5.04         3.78          3.00         2.48         2.11
YIELD @ 100.000           6.25%        6.21%        6.18%         6.16%        6.13%        6.10%
DURATION                  7.32         4.21         3.28          2.66         2.24         1.92
FIRST PAY                08/07        06/02        05/01         09/00        04/00        12/99
LAST PAY                 11/08        11/03        06/02         07/01        12/00        07/00
WINDOW (YEARS)            1.33         1.50         1.17          0.92         0.75         0.67

CLASS A-4                  0%           50%          75%          100%         125%         150%
------------              -----        -----        -----        -----         -----        ----
AVG LIFE                 12.22         7.90         6.21          5.00         4.14         3.34
YIELD @ 100.000           6.63%        6.61%        6.59%         6.57%        6.56%        6.53%
DURATION                  8.15         5.94         4.91          4.11         3.50         2.89
FIRST PAY                11/08        11/03        06/02         07/01        12/00        07/00
LAST PAY                 12/11        01/09        03/07         08/05        05/04        06/03
WINDOW (YEARS)            3.17         5.25         4.83          4.17         3.50         3.00


CLASS A-5                  0%           50%          75%          100%         125%         150%
------------              -----        -----        -----        -----         -----        ----
AVG LIFE                 15.41        12.57        11.06          9.47         8.09         6.93
YIELD @ 100.000           7.24%        7.23%        7.22%         7.22%        7.21%        7.20%
DURATION                  9.04         8.02         7.39          6.65         5.93         5.28
FIRST PAY                12/11        01/09        03/07         08/05        05/04        06/03
LAST PAY                 06/14        04/11        12/09         05/08        12/06        09/05
WINDOW (YEARS)            2.58         2.33         2.83          2.83         2.67         2.33


CLASS M-1                  0%           50%          75%          100%         125%         150%
------------              -----        -----        -----        -----         -----        ----
AVG LIFE                 13.78        10.20         8.55          7.14         6.02         5.28
YIELD @ 100.000           7.25%        7.24%        7.23%         7.22%        7.21%        7.19%
DURATION                  8.45         6.92         6.08          5.31         4.64         4.20
FIRST PAY                04/09        04/04        10/02         11/01        03/01        07/01
LAST PAY                 06/14        04/11        12/09         05/08        12/06        09/05
WINDOW (YEARS)            5.25         7.08         7.25          6.58         5.83         4.25


CLASS M-2                  0%           50%          75%          100%         125%         150%
------------              -----        -----        -----        -----         -----        ----
AVG LIFE                 13.78        10.20         8.55          7.14         6.02         5.20
YIELD @ 100.000           7.45%        7.43%        7.42%         7.41%        7.40%        7.39%
DURATION                  8.35         6.85         6.03          5.27         4.61         4.12
FIRST PAY                04/09        04/04        10/02         11/01        03/01        05/01
LAST PAY                 06/14        04/11        12/09         05/08        12/06        09/05
WINDOW (YEARS)            5.25         7.08         7.25          6.58         5.83         4.42


CLASS B-1                  0%           50%          75%          100%         125%         150%
------------              -----        -----        -----        -----         -----        ----
AVG LIFE                 13.78        10.20         8.55          7.14         6.02         5.18
YIELD @ 100.000           8.60%        8.59%        8.57%         8.56%        8.55%        8.53%
DURATION                  7.80         6.48         5.74          5.04         4.44         3.96
FIRST PAY                04/09        04/04        10/02         11/01        03/01        03/01
LAST PAY                 06/14        04/11        12/09         05/08        12/06        09/05
WINDOW (YEARS)            5.25         7.08         7.25          6.58         5.83         4.58

EMPIRE HOME LOAN OWNER TRUST 1998-1

THE FOLLOWING TABLES RUN TO MATURITY:


CLASS A-1                  0%           50%          75%          100%         125%         150%
------------              -----        -----        -----        -----         -----        ----
AVG LIFE                  3.27         1.14         0.89          0.75         0.66         0.59
FIRST PAY                03/98        03/98        03/98         03/98        03/98        03/98
LAST PAY                 10/04        07/00        12/99         07/99        05/99        03/99
WINDOW (YEARS)            6.67         2.42         1.83          1.42         1.25         1.08


CLASS A-2                  0%           50%          75%          100%         125%         150%
------------              -----        -----        -----        -----         -----        ----
AVG LIFE                  8.16         3.37         2.51          2.00         1.67         1.43
YIELD @ 100.000           6.20%        6.13%        6.09%         6.04%        6.00%        5.96%
DURATION                  6.23         2.95         2.26          1.83         1.54         1.34
FIRST PAY                10/04        07/00        12/99         07/99        05/99        03/99
LAST PAY                 08/07        06/02        05/01         09/00        04/00        12/99
WINDOW (YEARS)            2.92         2.00         1.50          1.25         1.00         0.83


CLASS A-3                  0%           50%          75%          100%         125%         150%
------------              -----        -----        -----        -----         -----        ----
AVG LIFE                 10.14         5.04         3.78          3.00         2.48         2.11
YIELD @ 100.000           6.25%        6.21%        6.18%         6.16%        6.13%        6.10%
DURATION                  7.32         4.21         3.28          2.66         2.24         1.92
FIRST PAY                08/07        06/02        05/01         09/00        04/00        12/99
LAST PAY                 11/08        11/03        06/02         07/01        12/00        07/00
WINDOW (YEARS)            1.33         1.50         1.17          0.92         0.75         0.67


CLASS A-4                  0%           50%          75%          100%         125%         150%
------------              -----        -----        -----        -----         -----        ----
AVG LIFE                 12.22         7.90         6.21          5.00         4.14         3.34
YIELD @ 100.000           6.63%        6.61%        6.59%         6.57%        6.56%        6.53%
DURATION                  8.15         5.94         4.91          4.11         3.50         2.89
FIRST PAY                11/08        11/03        06/02         07/01        12/00        07/00
LAST PAY                 12/11        01/09        03/07         08/05        05/04        06/03
WINDOW (YEARS)            3.17         5.25         4.83          4.17         3.50         3.00



CLASS A-5                  0%           50%          75%          100%         125%         150%
------------              -----        -----        -----        -----         -----        ----
AVG LIFE                 16.23        13.49        12.01         10.53         9.19         8.04
YIELD @ 100.000           7.25%        7.25%        7.25%         7.25%        7.25%        7.25%
DURATION                  9.27         8.34         7.75          7.09         6.44         5.84
FIRST PAY                12/11        01/09        03/07         08/05        05/04        06/03
LAST PAY                 08/17        01/17        04/16         12/14        01/13        01/12
WINDOW (YEARS)            5.75         8.08         9.17          9.42         8.75         8.67


CLASS M-1                  0%           50%          75%          100%         125%         150%
------------              -----        -----        -----        -----         -----        ----
AVG LIFE                 14.13        10.59         8.94          7.57         6.48         5.74
YIELD @ 100.000           7.26%        7.25%        7.24%         7.24%        7.23%        7.23%
DURATION                  8.55         7.05         6.23          5.49         4.86         4.43
FIRST PAY                04/09        04/04        10/02         11/01        03/01        07/01
LAST PAY                 07/17        09/16        07/15         10/13        04/12        05/11
WINDOW (YEARS)            8.33        12.50        12.83         12.00        11.17         9.92


CLASS M-2                  0%           50%          75%          100%         125%         150%
------------              -----        -----        -----        -----         -----        ----
AVG LIFE                 14.13        10.58         8.92          7.55         6.47         5.65
YIELD @ 100.000           7.45%        7.44%        7.44%         7.43%        7.42%        7.42%
DURATION                  8.44         6.98         6.17          5.44         4.82         4.35
FIRST PAY                04/09        04/04        10/02         11/01        03/01        05/01
LAST PAY                 06/17        04/16        10/14         10/12        11/11        11/10
WINDOW (YEARS)            8.25        12.08        12.08         11.00        10.75         9.58


CLASS B-1                  0%           50%          75%          100%         125%         150%
------------              -----        -----        -----        -----         -----        ----
AVG LIFE                 14.11        10.53         8.86          7.52         6.43         5.58
YIELD @ 100.000           8.61%        8.59%        8.58%         8.58%        8.57%        8.56%
DURATION                  7.87         6.58         5.85          5.19         4.61         4.15
FIRST PAY                04/09        04/04        10/02         11/01        03/01        03/01
LAST PAY                 03/17        06/15        07/13         02/12        03/11        01/10
WINDOW (YEARS)            8.00        11.25        10.83         10.33        10.08         8.92